UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

CLEARBRIDGE

LARGE CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Large Cap Value Fund for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	ClearBridge Large Cap Value Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

ClearBridge Large Cap Value Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first two months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some mixed economic data and increased geopolitical issues, the market was highly resilient and posted modest gains in March and April 2014. All told, for the six months ended April 30, 2014, the S&P 500 Indexv gained 8.36%.

IV	ClearBridge Large Cap Value Fund

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended April 30, 2014, with the Russell 1000 Indexvi returning 8.25%. In contrast, the Russell Midcap Indexvii returned 7.76% and small-cap stocks, as measured by the Russell 2000 Indexviii, returned 3.08%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.49% and 9.24%, respectively.

Performance review

For the six months ended April 30, 2014, Class A shares of ClearBridge Large Cap Value Fund, excluding sales charges, returned 8.67%. The Fund’s unmanaged benchmark, the Russell 1000 Value Indexxi returned 9.61%, for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 8.42% over the same time frame.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	6 months
ClearBridge Large Cap Value Fund:
Class 1	8.74%
Class A	8.67%
Class A2	8.54%
Class C	8.23%
Class I	8.84%
Class IS	8.84%
Russell 1000 Value Index	9.61%
S&P 500 Index	8.36%
Lipper Large-Cap Value Funds Category Average[1]	8.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class R shares is not shown because the inception date for this share class was December 19, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class 1, Class A, Class A2, Class C, Class I and Class IS were 0.73%, 0.98%, 1.13%, 1.74%, 0.68% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 482 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Large Cap Value Fund	V

Investment commentary (cont’d)

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets is not expected to exceed 1.42% for Class A2 shares and 0.90% for Class I shares. In addition, total annual fund operating expenses for Class IS and Class 1 shares will not exceed total annual fund operating expenses for Class I and Class A shares, respectively. These expense limitation arrangements for Class A2, Class I and Class IS shares, cannot be terminated prior to December 31, 2015 and prior to December 31, 2014 for Class 1 shares without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

RISKS: Investments in common stocks are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	ClearBridge Large Cap Value Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ClearBridge Large Cap Value Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	8.74%	$1,000.00	$1,087.40	0.82%	$4.24	[3]	Class 1	5.00%	$1,000.00	$1,020.73	0.82%	$4.11
Class A	8.67	1,000.00	1,086.70	0.93	4.81	[3]	Class A	5.00	1,000.00	1,020.18	0.93	4.66
Class A2	8.54	1,000.00	1,085.40	1.19	6.15	[3]	Class A2	5.00	1,000.00	1,018.89	1.19	5.96
Class C	8.23	1,000.00	1,082.30	1.72	8.88	[3]	Class C	5.00	1,000.00	1,016.27	1.72	8.60
Class R4	4.47	1,000.00	1,044.70	1.28	4.73	[5]	Class R	5.00	1,000.00	1,018.45	1.28	6.41
Class I	8.84	1,000.00	1,088.40	0.60	3.11	[3]	Class I	5.00	1,000.00	1,021.82	0.60	3.01
Class IS	8.84	1,000.00	1,088.40	0.60	3.11	[3]	Class IS	5.00	1,000.00	1,021.77	0.60	3.01

2	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

[1]	For the six months ended April 30, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]	For the period December 19, 2013 (inception date) to April 30, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (132), then divided by 365.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

ClearBridge Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.0%
Consumer Discretionary — 14.7%
Media — 11.9%
DISH Network Corp., Class A Shares	860,959	$48,954,129	*
SES	475,424	17,904,276
Time Warner Cable Inc.	277,501	39,255,291
Time Warner Inc.	559,696	37,197,396
Twenty-First Century Fox Inc., Class B Shares	1,129,999	35,391,569
Total Media		178,702,661
Multiline Retail — 0.9%
Target Corp.	225,237	13,908,385
Specialty Retail — 1.9%
Home Depot Inc.	352,158	28,000,083
Total Consumer Discretionary		220,611,129
Consumer Staples — 10.9%
Beverages — 1.2%
Anheuser-Busch InBev NV, ADR	175,015	18,520,087
Food & Staples Retailing — 3.4%
CVS Caremark Corp.	711,265	51,723,191
Household Products — 1.8%
Kimberly-Clark Corp.	237,900	26,704,275
Tobacco — 4.5%
Altria Group Inc.	271,796	10,901,737
Lorillard Inc.	315,960	18,774,343
Philip Morris International Inc.	447,399	38,221,297
Total Tobacco		67,897,377
Total Consumer Staples		164,844,930
Energy — 9.8%
Energy Equipment & Services — 2.4%
Halliburton Co.	572,829	36,128,325
Oil, Gas & Consumable Fuels — 7.4%
Chevron Corp.	313,075	39,297,174
Exxon Mobil Corp.	336,053	34,415,188
Royal Dutch Shell PLC, ADR, Class A Shares	260,775	20,533,423
Suncor Energy Inc.	452,231	17,456,117
Total Oil, Gas & Consumable Fuels		111,701,902
Total Energy		147,830,227

See Notes to Financial Statements.

4	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

ClearBridge Large Cap Value Fund

Security	Shares	Value
Financials — 26.1%
Banks — 11.7%
Citigroup Inc.	364,905	$17,482,598
JPMorgan Chase & Co.	989,260	55,378,775
U.S. Bancorp	1,026,489	41,860,221
Wells Fargo & Co.	1,226,554	60,886,141
Total Banks		175,607,735
Capital Markets — 2.9%
Bank of New York Mellon Corp.	497,713	16,857,539
State Street Corp.	412,139	26,607,694
Total Capital Markets		43,465,233
Consumer Finance — 3.7%
American Express Co.	412,930	36,102,470
Capital One Financial Corp.	260,103	19,221,612
Total Consumer Finance		55,324,082
Insurance — 6.5%
Loews Corp.	372,621	16,384,145
Marsh & McLennan Cos. Inc.	465,553	22,956,419
MetLife Inc.	418,863	21,927,478
Progressive Corp.	376,829	9,138,103
Travelers Cos. Inc.	312,531	28,309,058
Total Insurance		98,715,203
Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	233,154	19,473,022
Total Financials		392,585,275
Health Care — 10.5%
Biotechnology — 1.0%
Amgen Inc.	132,392	14,794,806
Health Care Providers & Services — 1.7%
WellPoint Inc.	246,462	24,813,794
Pharmaceuticals — 7.8%
Johnson & Johnson	289,147	29,287,699
Merck & Co. Inc.	600,246	35,150,406
Novartis AG, ADR	204,872	17,811,572
Pfizer Inc.	581,363	18,185,035
Teva Pharmaceutical Industries Ltd., ADR	360,791	17,628,248
Total Pharmaceuticals		118,062,960
Total Health Care		157,671,560

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Large Cap Value Fund

Security	Shares	Value
Industrials — 9.9%
Aerospace & Defense — 2.7%
Honeywell International Inc.	440,867	$40,956,544
Industrial Conglomerates — 5.1%
General Electric Co.	1,593,344	42,845,020
United Technologies Corp.	279,795	33,108,143
Total Industrial Conglomerates		75,953,163
Machinery — 2.1%
Illinois Tool Works Inc.	368,239	31,385,010
Total Industrials		148,294,717
Information Technology — 9.5%
Communications Equipment — 1.2%
Motorola Solutions Inc.	278,703	17,719,937
Electronic Equipment, Instruments & Components — 1.9%
TE Connectivity Ltd.	480,359	28,331,574
IT Services — 1.4%
Xerox Corp.	1,764,814	21,336,601
Software — 2.4%
Microsoft Corp.	551,811	22,293,164
Nuance Communications Inc.	900,855	14,494,757	*
Total Software		36,787,921
Technology Hardware, Storage & Peripherals — 2.6%
EMC Corp.	725,710	18,723,318
International Business Machines Corp.	104,645	20,559,603
Total Technology Hardware, Storage & Peripherals		39,282,921
Total Information Technology		143,458,954
Materials — 4.1%
Chemicals — 1.2%
Air Products & Chemicals Inc.	158,063	18,575,564
Construction Materials — 1.1%
Martin Marietta Materials Inc.	126,366	15,711,085
Containers & Packaging — 1.8%
Crown Holdings Inc.	573,212	27,038,410	*
Total Materials		61,325,059
Telecommunication Services — 0.8%
Wireless Telecommunication Services — 0.8%
Vodafone Group PLC, Sponsored ADR	332,478	12,620,865

See Notes to Financial Statements.

6	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

ClearBridge Large Cap Value Fund

Security			Shares	Value
Utilities — 1.7%
Multi-Utilities — 1.7%
Sempra Energy			266,319	$26,261,717
Total Investments before Short-Term Investments (Cost — $998,806,834)				1,475,504,433

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.9%
Repurchase Agreements — 1.9%
Interest in $1,600,000,000 joint tri-party repurchase agreement dated 4/30/14 with RBS Securities Inc.; Proceeds at maturity — $22,139,051; (Fully collateralized by various U.S. government obligations, 0.125% to 1.625% due 1/15/15 to 7/15/23; Market value — $22,581,860)	0.040%	5/1/14	$22,139,026	22,139,026
Interest in $459,133,000 joint tri-party repurchase agreement dated 4/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $6,352,982; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 7/31/14 to 2/15/43; Market value — $6,514,322)	0.050%	5/1/14	6,352,974	6,352,974
Total Short-Term Investments (Cost — $28,492,000)				28,492,000
Total Investments — 99.9% (Cost — $1,027,298,834#)				1,503,996,433
Other Assets in Excess of Liabilities — 0.1%				2,242,298
Total Net Assets — 100.0%				$1,506,238,731

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $1,027,298,834)	$1,503,996,433
Cash	653
Receivable for Fund shares sold	2,885,477
Dividends and interest receivable	1,300,884
Prepaid expenses	70,524
Total Assets	1,508,253,971

Liabilities:
Payable for Fund shares repurchased	769,478
Investment management fee payable	611,776
Service and/or distribution fees payable	211,536
Accrued expenses	422,450
Total Liabilities	2,015,240
Total Net Assets	$1,506,238,731

Net Assets:
Par value (Note 7)	$565
Paid-in capital in excess of par value	1,104,088,244
Undistributed net investment income	13,060,956
Accumulated net realized loss on investments and foreign currency transactions	(87,610,985)
Net unrealized appreciation on investments and foreign currencies	476,699,951
Total Net Assets	$1,506,238,731

Shares Outstanding:
Class 1	7,376,944
Class A	16,034,412
Class A2	6,002,248
Class C	4,291,568
Class R	391
Class I	22,757,039
Class IS	413

Net Asset Value:
Class 1 (and redemption price)	$26.74
Class A (and redemption price)	$26.75
Class A2 (and redemption price)	$26.73
Class C*	$26.04
Class R (and redemption price)	$26.72
Class I (and redemption price)	$26.71
Class IS (and redemption price)	$26.71
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$28.38
Class A2 (based on maximum initial sales charge of 5.75%)	$28.36

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Dividends	$28,888,690
Interest	2,916
Less: Foreign taxes withheld	(426,350)
Total Investment Income	28,465,256

Expenses:
Investment management base fee (Note 2)	3,841,385
Performance adjustment (Note 2)	(104,688)
Service and/or distribution fees (Notes 2 and 5)	1,262,244
Transfer agent fees (Note 5)	1,058,599
Fund accounting fees	60,864
Registration fees	52,560
Trustees’ fees	48,221
Legal fees	42,637
Shareholder reports	27,407
Audit and tax	19,177
Insurance	13,566
Custody fees	5,009
Miscellaneous expenses	6,582
Total Expenses	6,333,563
Less: Fee waivers and/or expense reimbursements (Note 5)	(9)
Net Expenses	6,333,554
Net Investment Income	22,131,702

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	38,899,917
Foreign currency transactions	(2,845)
Net Realized Gain	38,897,072
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	60,989,737
Foreign currencies	404
Change in Net Unrealized Appreciation (Depreciation)	60,990,141
Net Gain on Investments and Foreign Currency Transactions	99,887,213
Increase in Net Assets from Operations	$122,018,915

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year Ended October 31, 2013	2014	2013

Operations:
Net investment income	$22,131,702	$14,635,836
Net realized gain	38,897,072	13,531,480
Change in net unrealized appreciation (depreciation)	60,990,141	183,538,415
Increase in Net Assets From Operations	122,018,915	211,705,731

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,700,188)	(14,301,010)
Decrease in Net Assets From Distributions to Shareholders	(9,700,188)	(14,301,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	59,380,864	153,558,709
Reinvestment of distributions	8,468,152	11,920,578
Cost of shares repurchased	(90,979,812)	(160,617,523)
Net assets of shares issued in connection with merger (Note 8)	—	486,074,235
Increase (Decrease) in Net Assets From Fund Share Transactions	(23,130,796)	490,935,999
Increase in Net Assets	89,187,931	688,340,720

Net Assets:
Beginning of period	1,417,050,800	728,710,080
End of period*	$1,506,238,731	$1,417,050,800
*Includesundistributed net investment income of:	$13,060,956	$629,442

See Notes to Financial Statements.

10	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$24.76	$23.68

Income from operations:
Net investment income	0.40	0.06
Net realized and unrealized gain	1.76	1.10
Total income from operations	2.16	1.16

Less distributions from:
Net investment income	(0.18)	(0.08)
Total distributions	(0.18)	(0.08)

Net asset value, end of period	$26.74	$24.76
Total return[4]	8.74%	4.90%

Net assets, end of period (000s)	$197,274	$192,127

Ratios to average net assets:
Gross expenses[5]	0.82%	0.73%[6]
Net expenses[5,7,8]	0.82	0.71 [6,9]
Net investment income[5]	3.10	1.27

Portfolio turnover rate	8%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period August 16, 2013 (inception date) through October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.70% and 0.69%, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed those of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$24.77	$20.06	$17.35	$16.28	$15.06	$13.24	$21.34

Income (loss) from operations:
Net investment income	0.38	0.34	0.33	0.27	0.27	0.21	0.29
Net realized and unrealized gain (loss)	1.76	4.68	2.71	1.07	1.23	1.84	(7.69)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.03	—	—
Total income (loss) from operations	2.14	5.02	3.04	1.34	1.53	2.05	(7.40)

Less distributions from:
Net investment income	(0.16)	(0.31)	(0.33)	(0.27)	(0.31)	(0.23)	(0.27)
Net realized gains	—	—	—	—	—	—	(0.43)
Total distributions	(0.16)	(0.31)	(0.33)	(0.27)	(0.31)	(0.23)	(0.70)

Net asset value, end of period	$26.75	$24.77	$20.06	$17.35	$16.28	$15.06	$13.24
Total return[5]	8.67%	25.23%	17.61%	8.26%	10.24%[6]	15.79%	(35.52)%

Net assets, end of period (000s)	$428,901	$412,145	$293,451	$271,942	$280,712	$289,956	$290,115

Ratios to average net assets:
Gross expenses	0.93%[7]	0.98%[8]	1.01%	1.01%	0.96%	0.98%[7]	0.95%
Net expenses[9]	0.93 [7]	0.98 [8]	1.01	1.01	0.96	0.98 [7]	0.95
Net investment income	2.99 [7]	1.49	1.73	1.54	1.72	1.91 [7]	1.61

Portfolio turnover rate	8%	11%	11%	16%	19%	20%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.03%. Class A received $539,741 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

12	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$24.75	$23.68

Income from operations:
Net investment income	0.35	0.04
Net realized and unrealized gain	1.76	1.10
Total income from operations	2.11	1.14

Less distributions from:
Net investment income	(0.13)	(0.07)
Total distributions	(0.13)	(0.07)

Net asset value, end of period	$26.73	$24.75
Total return[4]	8.54%	4.81%

Net assets, end of period (000s)	$160,444	$151,083

Ratios to average net assets:
Gross expenses[5]	1.19%	1.13%[6]
Net expenses[5,7,8]	1.19	1.13 [6]
Net investment income[5]	2.73	0.85

Portfolio turnover rate	8%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period August 16, 2013 (inception date) through October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$24.13	$19.56	$16.93	$15.89	$14.70	$12.95	$20.88

Income (loss) from operations:
Net investment income	0.27	0.14	0.18	0.13	0.14	0.13	0.16
Net realized and unrealized gain (loss)	1.72	4.60	2.63	1.05	1.21	1.78	(7.51)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.04	—	—
Total income (loss) from operations	1.99	4.74	2.81	1.18	1.39	1.91	(7.35)

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.18)	(0.14)	(0.20)	(0.16)	(0.15)
Net realized gains	—	—	—	—	—	—	(0.43)
Total distributions	(0.08)	(0.17)	(0.18)	(0.14)	(0.20)	(0.16)	(0.58)

Net asset value, end of period	$26.04	$24.13	$19.56	$16.93	$15.89	$14.70	$12.95
Total return[5]	8.23%	24.31%	16.67%	7.44%	9.55%[6]	14.99%	(35.94)%

Net assets, end of period (000s)	$111,750	$108,088	$43,485	$44,818	$52,164	$39,388	$41,205

Ratios to average net assets:
Gross expenses	1.72%[7]	1.74%[8]	1.78%	1.79%	1.76%	1.71%[7]	1.66%
Net expenses[9]	1.72 [7]	1.74 [8]	1.78	1.78 [10,11]	1.69 [10,11]	1.71 [7]	1.66 [10,12]
Net investment income	2.20 [7]	0.65	0.97	0.78	0.92	1.19 [7]	0.89

Portfolio turnover rate	8%	11%	11%	16%	19%	20%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.28%. Class C received $143,002 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.73%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of a contractual expense limitation, effective December 21, 2009 until February 26, 2011, the ratio of expenses, other than brokerage, taxes, and extraordinary expenses, to average net assets of Class C shares did not exceed 1.73%.

[12]

As a result of a contractual expense limitation, effective March 5, 2007 until May 1, 2008, the ratio of expenses, other than brokerage, taxes, and extraordinary expenses, to average net assets of Class C shares did not exceed 1.64%.

See Notes to Financial Statements.

14	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2014[2]

Net asset value, beginning of period	$25.73

Income from operations:
Net investment income	0.29
Net realized and unrealized gain	0.86
Total income from operations	1.15

Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)

Net asset value, end of period	$26.72
Total return[3]	4.47%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4,6]	1.28%
Net expenses[4,5,6]	1.28
Net investment income[4]	3.07

Portfolio turnover rate[7]	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 19, 2013 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	For the six months ended April 30, 2014 (unaudited).

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$24.73	$20.02	$17.33	$16.26	$15.03	$13.22	$21.29

Income (loss) from operations:
Net investment income	0.43	0.40	0.39	0.33	0.32	0.24	0.35
Net realized and unrealized gain (loss)	1.75	4.69	2.69	1.07	1.23	1.83	(7.66)
Total income (loss) from operations	2.18	5.09	3.08	1.40	1.55	2.07	(7.31)

Less distributions from:
Net investment income	(0.20)	(0.38)	(0.39)	(0.33)	(0.32)	(0.26)	(0.33)
Net realized gains	—	—	—	—	—	—	(0.43)
Total distributions	(0.20)	(0.38)	(0.39)	(0.33)	(0.32)	(0.26)	(0.76)

Net asset value, end of period	$26.71	$24.73	$20.02	$17.33	$16.26	$15.03	$13.22
Total return[5]	8.84%	25.67%	17.89%	8.64%	10.44%	15.99%	(35.23)%

Net assets, end of period (000s)	$607,849	$553,598	$389,564	$348,857	$355,400	$349,584	$327,822

Ratios to average net assets:
Gross expenses	0.60%[6]	0.68%[7]	0.69%	0.67%	0.65%	0.70%[6]	0.61%
Net expenses[8]	0.60 [6,9]	0.68 [7,9]	0.69 [9]	0.67 [9,10]	0.65 [9,10]	0.70 [6,9]	0.59 [11,12]
Net investment income	3.33 [6]	1.80	2.05	1.89	2.02	2.18 [6]	1.98

Portfolio turnover rate	8%	11%	11%	16%	19%	20%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]

As a result of a contractual expense limitation, effective December 21, 2009 until February 26, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.71%. This contractual expense limitation superseded the expense limitation of 0.90% for Class I shares for the period December 21, 2009 until February 26, 2011. On February 27, 2011, the expense limitation reverted back to the previous limitation in effect since September 18, 2009.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

As a result of a contractual expense limitation, effective March 5, 2007 until May 1, 2008, the ratio of expenses, other than brokerage, taxes, and extraordinary expenses, to average net assets of Class I shares did not exceed 0.56%.

See Notes to Financial Statements.

16	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013[3]	2013[4]

Net asset value, beginning of period	$24.73	$24.40	$22.13

Income (loss) from operations:
Net investment income (loss)	0.42	(0.00) [5]	0.19
Net realized and unrealized gain	1.76	0.33	1.18
Total income from operations	2.18	0.33	1.37

Less distributions from:
Net investment income	(0.20)	—	(0.22)
Total distributions	(0.20)	—	(0.22)

Net asset value, end of period	$26.71	$24.73	$23.28
Total return[6]	8.84%	1.35%	6.22%

Net assets, end of period (000s)	$11	$10	$13,925

Ratios to average net assets:
Gross expenses[7]	0.77%	0.79%	0.63%[8]
Net expenses[7,9,10,11]	0.60	0.61	0.63 [8]
Net investment income (loss)[7]	3.32	(0.23)	1.68

Portfolio turnover rate	8%	11%	—%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period October 16, 2013 (re-inception date) through October 31, 2013.

[4]	For the period March 11, 2013 (inception date) through August 30, 2013.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.62%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed those of Class I. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

18	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$1,475,504,433	—	—	$1,475,504,433
Short-term investments†	—	$28,492,000	—	28,492,000
Total investments	$1,475,504,433	$28,492,000	—	$1,503,996,433

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

20	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a base investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

22	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12-month period, this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Fund for the 12 month period. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Fund’s performance exceeds or is exceeded by S&P 500 Index by ten or more percentage points. During the six months ended April 30, 2014, there were performance adjustments which decreased the base management fee as the Fund’s performance varied from that of the S&P Index by at least one percentage point.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2, Class R and Class I shares did not exceed 1.42%, 1.45% and 0.90%, respectively. In addition, total annual operating expenses for Class 1 shares did not exceed total annual operating expenses for Class A shares, and total annual operating expenses for Class IS did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 with respect to Class A2, Class R, Class I and Class IS shares, and prior to December 31, 2014 for Class 1 shares without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

For the six months ended April 30, 2014, LMIS and its affiliates retained sales charges of $7,463 and $43,164 on sales of the Fund’s Class A and Class A2 shares. In addition, for the six months ended April 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$151	$84	$1,794

As of the close of business, March 2, 2007 the Fund assumed, due to the merger with Legg Mason Partners Large Cap Value Fund, an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested Trustees (“Independent Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of April 30, 2014, the Fund had accrued $4,873 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$111,390,964
Sales	149,847,170

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$489,301,345
Gross unrealized depreciation	(12,603,746)
Net unrealized appreciation	$476,697,599

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets. Service and distribution fees are accrued daily and paid monthly.

24	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

For the six months ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$254,773
Class A	$521,490	271,197
Class A2	193,319	298,853
Class C	547,417	91,984
Class R*	18	9
Class I	—	141,770
Class IS	—	13
Total	$1,262,244	$1,058,599

*	For the period December 19, 2013 (inception date) to April 30, 2014.

For the six months ended April 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class A2	—
Class C	—
Class R*	—
Class I	—
Class IS	$9
Total	$9

*	For the period December 19, 2013 (inception date) to April 30, 2014.

6. Distributions to shareholders by class

	Six Months Ended April 30, 2014	Year Ended October 31, 2013
Net Investment Income:
Class 1	$1,354,154	$415,089	*
Class A	2,650,599	4,445,852
Class A2	788,827	608,404	*
Class B†	—	2,745
Class C	329,722	436,947
Class R**	62	—
Class I	4,576,741	8,261,145
Class IS	83	130,828	***
Total	$9,700,188	$14,301,010

†	On March 15, 2013, the Fund converted its Class B shares into Class A shares.

*	For the period August 16, 2013 (inception date) to October 31, 2013.

**	For the period December 19, 2013 (inception date) to April 30, 2014.

***	For the periods March 11, 2013 (inception date) to August 30, 2013 and October 16, 2013 (re-inception date) to October 31, 2013.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At April 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares		Amount
Class 1
Shares sold	4	$95	484	*	$11,542	*
Shares issued on reinvestment	51,494	1,354,159	25,478	*	608,404	*
Shares repurchased	(432,663)	(11,189,870)	(187,467)	*	(4,514,993)	*
Shares issued with merger	—	—	7,919,614	*	187,560,226	*
Net increase (decrease)	(381,165)	$(9,835,616)	7,758,109	*	$183,665,179	*

Class A
Shares sold	717,092	$18,422,686	1,458,407		$32,702,402
Shares issued on reinvestment	95,573	2,514,638	189,145		4,214,981
Shares repurchased	(1,417,012)	(36,640,425)	(3,478,090)		(76,920,641)
Shares issued with merger	—	—	3,837,343		90,879,789
Net increase (decrease)	(604,347)	$(15,703,101)	2,006,805		$50,876,531

Class A2
Shares sold	273,467	$7,086,632	66,601	*	$1,606,675	*
Shares issued on reinvestment	29,983	788,827	17,382	*	415,089	*
Shares repurchased	(404,557)	(10,466,529)	(203,027)	*	(4,886,627)	*
Shares issued with merger	—	—	6,222,399	*	147,365,079	*
Net increase (decrease)	(101,107)	$(2,591,070)	6,103,355	*	$144,500,216	*

Class B†
Shares sold	—	—	1,897		$37,785
Shares issued on reinvestment	—	—	138		2,691
Shares repurchased	—	—	(115,870)		(2,462,716)
Net decrease	—	—	(113,835)		$(2,422,240)

Class C
Shares sold	74,849	$1,877,722	125,697		$2,813,035
Shares issued on reinvestment	12,401	318,031	19,062		420,092
Shares repurchased	(275,356)	(6,925,870)	(388,414)		(8,529,606)
Shares issued with merger	—	—	2,500,325		57,705,006
Net increase (decrease)	(188,106)	$(4,730,117)	2,256,670		$52,408,527

26	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares		Amount
Class R**
Shares sold	389	$10,000	—		—
Shares issued on reinvestment	2	61	—		—
Net increase	391	$10,061	—		—

Class I
Shares sold	1,237,631	$31,983,729	4,767,677		$103,269,105
Shares issued on reinvestment	132,939	3,492,353	275,622		6,128,492
Shares repurchased	(997,868)	(25,757,118)	(2,222,053)		(49,378,904)
Shares issued with merger	—	—	108,424		2,564,135
Net increase	372,702	$9,718,964	2,929,670		$62,582,828

Class IS
Shares sold	—	—	592,736	***	$13,118,165	***
Shares issued on reinvestment	3	$83	5,786	***	130,829	***
Shares repurchased	—	—	(598,112)	***	(13,924,036)	***
Net increase (decrease)	3	$83	410	***	$(675,042)	***

†	On March 15, 2013, the Fund converted its Class B shares into Class A shares.

*	For the period August 16, 2013 (inception date) to October 31, 2013.

**	For the period December 19, 2013 (inception date) to April 30, 2014.

***	For the periods March 11, 2013 (inception date) to August 30, 2013 and October 16, 2013 (re-inception date) to October 31, 2013.

8. Transfer of net assets

On August 16, 2013, the Fund acquired the assets and certain liabilities of Legg Mason Capital Management All Cap Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Capital Management All Cap Fund	20,588,105	$486,074,235	$881,965,946

As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class C, Class I, Class 1 and Class A2 received 0.452388, 0.433355, 0.456381, 0.454803 and 0.451484 shares of the Fund’s Class A, Class C, Class I, Class 1 and Class A2 shares, respectively. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $28,280,587, accumulated net realized loss of $279,868,494 and overdistributed net investment income of $8,969. Total net assets of the Fund immediately after the transfer were $1,368,040,181. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

ClearBridge Large Cap Value Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Pro forma results of operations of the combined entity for the entire year ended October 31, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$17,227,749
Net realized gain	149,660,940
Change in net unrealized appreciation (depreciation)	161,637,277
Increase net assets from operations	$328,525,966

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on August 16, 2013.

9. Capital loss carryforward

As of October 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(36,850,108)
10/31/2017	(85,352,312)
$(122,382,420)

These amounts will be available to offset any future taxable capital gains. However, $76,169,171 of the Fund’s capital loss carryforward is subject to an annual limitation of $15,364,614 due to the reorganization described in Note 8.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

28	ClearBridge Large Cap Value Fund 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager

ClearBridge Large Cap Value Fund	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for the three-, five- and ten-year periods, and was ranked in the first quintile of the Performance Universe for the three-year period, but performed below the median performance of the funds in the Performance Universe for the one-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was below the Lipper

30	ClearBridge Large Cap Value Fund

category average during the third quarter. The Trustees noted the Fund’s performance compared to the S&P 500® Index and its effect on the advisory fee paid by the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager, as it may be adjusted depending on the Fund’s performance compared to the S&P 500® Index, in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because the management fee paid to the Manager may be increased or decreased depending on the Fund’s performance compared to the S&P 500® Index, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio

ClearBridge Large Cap Value Fund	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

with those of a group of 16 institutional large-cap value funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional large-cap value funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

32	ClearBridge Large Cap Value Fund

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Large Cap Value Fund	33

ClearBridge

Large Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

ClearBridge Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011197 6/14 SR14-2217

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014